UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2019

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100

Vancouver, WA 98684

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 360-397-6250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market
Preferred Stock Purchase Rights	n/a	Nasdaq Global Select Market

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Election of John Paschal to the Board of Directors

On August 14, 2019, John Paschal was elected to the Board of Directors of Northwest Pipe Company (the “Company”) for a term expiring at the Company’s next Annual Meeting of Shareholders. The Company’s Board of Directors (the “Board”) has determined that Mr. Paschal is an independent director in accordance with guidelines that the Company has adopted, which comply with the listing standards set forth by the Nasdaq Stock Market. The Board expects to appoint Mr. Paschal to one or more committees of the Board at a later date.

Mr. Paschal is the President of the Temtco Steel Division of Kloeckner Metals Corporation. Mr. Paschal and his late uncle, Bill Taylor, of Taylor Machine Works, co-founded Temtco Steel in 1979 with an emphasis on high-strength steel and value added services. Temtco Steel was sold to Kloeckner Metals in 2008. Mr. Paschal graduated from Mississippi State University with a BS in Business Administration in 1981.

Mr. Paschal will receive compensation for his service on the Board consistent with that provided to all other non-employee directors, as described under the caption “Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2019, as adjusted by the Board from time to time.

There are no arrangements or understandings between Mr. Paschal and any other persons regarding his appointment to the Board, nor is Mr. Paschal a party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

Appointment of Michael Franson to the Audit Committee

On August 14, 2019, current Board member Michael Franson was appointed to the Audit Committee. The current members of the Audit Committee are: Keith Larson (chair), Michelle Applebaum, and Michael Franson.

The Company issued a press release on August 19, 2019 announcing the election of Mr. Paschal to the Company’s Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

(d)	99.1 Press Release issued by Northwest Pipe Company dated August 19, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 19, 2019.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Robin Gantt
Robin Gantt,
Senior Vice President, Chief Financial Officer, and Corporate Secretary